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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 11, 2006


                               Simtek Corporation
               (Exact Name of Registrant as Specified in Charter)


          Delaware                    0-19027                    84-1057605
(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)               Identification #)



              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
                     (Address of Principal Executive Office)



                                 (719) 531-9444
              (Registrant's telephone number, including area code)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))








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Item 7.01:  Regulation FD Disclosure

     On October 11, 2006, Simtek Corporation (the "Company") issued a press release announcing to investors that revenue is expected to exceed high end of guidance for the third quarter 2006, that new orders exceeded $11 million in the third quarter and the date of the third quarter 2006 conference call. A copy of the press release is included herewith as Exhibit 99.1

Item 9.01:  Financial Statements and Exhibits


     (d) Exhibits

         Exhibit Number    Description
         --------------    -----------

             99.1 Press release of the Company dated October 11, 2006, titled "Simtek Announces Revenue to Exceed High End of Guidance for Third Quarter 2006"

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SIMTEK CORPORATION


                                      By: /s/Brian Alleman
                                          --------------------------------------
                                          Brian Alleman, Chief Financial Officer


October 11, 2006

                                  EXHIBIT INDEX


Exhibit Number        Description
--------------        -----------

     99.1 Press release of the Company dated October 11, 2006, titled "Simtek Announces Revenue to Exceed High End of Guidance for Third Quarter 2006".